Exhibit 10.9.5

                                                            EXECUTION

                  LOEWS CINEPLEX ENTERTAINMENT CORPORATION

                    FOURTH AMENDMENT AND LIMITED WAIVER

                            TO CREDIT AGREEMENT

          THIS FOURTH AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of November 21, 2000 and entered into by and among LOEWS CINEPLEX ENTERTAINMENT CORPORATION ("COMPANY"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES hereof (each individually referred to as a "LENDER" and collectively as "LENDERS"), BANKERS TRUST COMPANY ("BTCO"), as administrative agent for Lenders (in such capacity, "ADMINISTRATIVE AGENT") and as a Co-Syndication Agent, BANK OF AMERICA, N.A., as a Co-Syndication Agent, THE BANK OF NEW YORK, as a Co-Syndication Agent, and CREDIT SUISSE FIRST BOSTON, as a Co-Syndication Agent, and is made with reference to that certain Credit Agreement dated as of May 14, 1998 (as amended by the First Amendment thereto dated as of February 29, 2000, the Second Amendment and Limited Waiver thereto dated as of September 19, 2000 (the "SECOND AMENDMENT"), and the Third Amendment and Limited Waiver to Credit Agreement dated as of October 16, 2000 (the "THIRD AMENDMENT"), the "CREDIT AGREEMENT"), by and among Company, Lenders, Administrative Agent and Co-Syndication Agents. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                  RECITALS

          WHEREAS, Company previously requested that Lenders waive compliance with certain covenants, and Lenders agreed to waive compliance with such covenants, in each case as set forth in the Third Amendment;

          WHEREAS, Company desires to modify the terms of the Second Amendment, as amended by the Third Amendment, and requests that Lenders waive compliance with certain covenants; and

          WHEREAS, Lenders have agreed to such modifications to the Second Amendment, as amended by the Third Amendment, and to such waivers, in each case subject to the terms, conditions and agreements set forth herein, including certain amendments to the Credit Agreement.

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.   AMENDMENT TO THE SECOND AMENDMENT

          Notwithstanding anything to the contrary contained in Section 1 of the Third Amendment, Section 1 of the Second Amendment is hereby amended by deleting the reference to "November 24, 2000" as the waiver expiration date in the penultimate paragraph thereof and substituting "December 8, 2000" therefor.

SECTION 2.   WAIVERS

          Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Company herein contained, Lenders hereby waive compliance with the provisions of subsections 7.6A, 7.6B and 7.6C of the Credit Agreement to the extent, and only to the extent, that such provisions would require

          (x) the ratio of (i) Wholly-Owned Total Debt on the last day of the Fiscal Quarter ended November 30, 2000 to (ii) Annualized Pro Forma Wholly Owned EBITDA for the four-Fiscal Quarter period ended on such last day to be not greater than 6.25:1.00;

          (y) the ratio of (i) Consolidated Debt of Company and its Subsidiaries on the last day of the Fiscal Quarter ended November 30, 2000 to (ii) Annualized Pro Forma EBITDA of Company and its
     Subsidiaries for the Four-Fiscal Quarter period ending on such last day to be not greater than 5.85:1.00; and

          (z) the ratio of (i) Annualized Pro Forma Wholly Owned EBITDAR for the Four-Fiscal Quarter period ended November 30, 2000 to (ii) the sum of (a) Wholly-Owned Total Debt Interest Expense for such period plus (b) Wholly Owned Rent Expense for such period to be not less than 1.30:1.00.

          The foregoing waivers shall expire on December 8, 2000 with the effect that on such date, the provisions of subsections 7.6A, 7.6B and 7.6C of the Credit Agreement as in effect immediately prior to the effectiveness of this Amendment shall again be in full force and effect.

          Except as expressly set forth in this Amendment, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

SECTION 3.   LIMITATION OF WAIVERS

          Without limiting the generality of the provisions of subsection
9.6 of the Credit Agreement, the waiver set forth above shall be limited precisely as written and relates solely to the noncompliance by Company with the provisions of subsections 7.6A, 7.6B and 7.6C of the Credit Agreement in the manner and to the extent described above, and nothing in this Amendment shall be deemed to:

          (a) constitute a waiver of compliance by Company with respect to
     (i) subsections 7.6A, 7.6B and 7.6C of the Credit Agreement in any other instance or for any other time period or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or

          (b) prejudice any right or remedy that Agents or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment until the terms of the waiver set forth above expires) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

SECTION 4.   AMENDMENTS TO THE CREDIT AGREEMENT

     4.1  AMENDMENTS TO SECTION 2:  AMOUNTS AND TERMS OF COMMITMENTS AND LOANS
          --------------------------------------------------------------------

          A. Subsection 2.1A(i) of the Credit Agreement is hereby amended by deleting the final paragraph thereof and substituting the following:

          "Anything contained in this Agreement to the contrary notwithstanding, the Tranche A Revolving Loans and the Tranche A Revolving Commitment shall be subject to the following limitations:

          (i) in no event shall the Total Utilization of the Tranche A Revolving Loan Commitments exceed the Tranche A Revolving Loan Commitments then in effect; and

          (ii) in no event shall the aggregate principal amount of outstanding Tranche A Revolving Loans and the Total Utilization of the Tranche A Revolving Loan Commitments exceed the correlative amounts for the periods shown below:

     Period                    Maximum Principal           Maximum Total Utilization of
-----------------------      Amount of Outstanding           of Tranche A Revolving
                           Tranche A Revolving Loans             Loan Commitments
                           -------------------------       ----------------------------

September 9, 2000 -              $659,200,000                      $675,300,000
September 15, 2000
September 16, 2000 -             $681,200,000                      $697,300,000
September 22, 2000
September 23, 2000
September 29, 2000               $685,000,000                      $701,100,000

September 30, 2000 -             $696,600,000                      $712,700,000
October 6, 2000
October 7, 2000 -                $692,300,000                      $708,400,000
October 13, 2000
October 14, 2000 -               $705,000,000                      $721,100,000
December 8, 2000

     ; provided that, from and after the date of the consummation of the sale of the Coronet 1 & 2 Theatres ("CORONET SALE DATE"), for the period from the first day immediately following the Coronet Sale Date through December 8, 2000, the (x) Maximum Principal Amount of Outstanding Tranche A Revolving Loans shall be $700,000,000 and (y) Maximum Total Utilization of Tranche A Revolving Loan Commitments shall be $716,100,000.

          B. Subsection 2.2A of the Credit Agreement is hereby amended by deleting the last paragraph thereof in its entirety and substituting the following therefor:

          "Notwithstanding anything in the foregoing subsection 2.2A to the contrary, subject to the provisions of subsections 2.2E and 2.7, from and after November 21, 2000, the Loans shall bear interest through maturity (interest after maturity is provided for in such subsection 2.2E) as follows:

               (a) if a Base Rate Loan, then at the Base Rate then in effect plus 1.50% per annum; or

               (b) if a Eurodollar Rate Loan, then at the sum of the Adjusted Eurodollar Rate plus 3.50% per annum."

SECTION 5.   ADDITIONAL AGREEMENTS OF COMPANY

          A. Company hereby agrees that, within two Business Days of Company and/or one or more of its Subsidiaries entering into an agreement with respect to the sale or other disposition of all or any portion of the real property and/or improvements comprising Coronet 1 & 2 Theatres, Company and/or its applicable Subsidiaries, as the case may be, shall assign the right to receive up to $5,000,000 of the proceeds with respect to such sale or other disposition to Administrative Agent for the benefit of Lenders to the extent that application of such assigned proceeds will enable Company to comply with the proviso set forth in the final paragraph of subsection 2.1A(i) of the Credit Agreement as amended by this Amendment, all pursuant to documentation in form and substance reasonably satisfactory to Administrative Agent and its counsel.

          B. Notwithstanding anything to the contrary contained in the Credit Agreement or any of the other Loan Documents, Company hereby agrees that from and after the Fourth Amendment Effective Date (as defined below) it shall not have any outstanding Eurodollar Rate Loans other than Eurodollar Rate Loans with Interest Periods of one month; provided that, to the extent Company has a Eurodollar Rate Loan outstanding on the Fourth Amendment Effective Date with an Interest Period of more than one month, such Eurodollar Rate Loan may remain outstanding until the expiration of the current Interest Period with respect to such outstanding Eurodollar Rate Loan.

          C. Notwithstanding anything to the contrary contained in the Credit Agreement or in the other Loan Documents, Company agrees to make an additional interest payment of (x) $103,888.89 on December 2, 2000 (the "FIRST ADDITIONAL INTEREST AMOUNT") and (y) $160,555.56 on December 8, 2000 (the "SECOND ADDITIONAL INTEREST AMOUNT"; the sum of the First Additional Interest Amount and the Second Additional Interest Amount is the "TOTAL ADDITIONAL INTEREST AMOUNT"). The Company hereby acknowledges and agrees that (x) as of December 2, 2000, it shall owe the amount of accrued and unpaid interest it would otherwise owe as of December 2, 2000 as determined in accordance with the Credit Agreement as amended by this Amendment less the First Additional Interest Amount and (y) as of December 8, 2000, it shall owe the amount of accrued and unpaid interest it would otherwise owe as of December 8, 2000 as determined in accordance with the Credit Agreement as amended by this Amendment less the Total Additional Interest Amount.

          D. Failure to comply with any of the agreements set forth in this
Section 5 shall constitute an Event of Default.

SECTION 6.   CONDITIONS TO EFFECTIVENESS

     6.1   GENERAL
           -------

          Sections 1, 2, 3, 4 and 5 of this Amendment shall become effective only upon the satisfaction of all of the conditions precedent (the date of satisfaction of such conditions being referred to herein as the "FOURTH AMENDMENT EFFECTIVE DATE") set forth in this Section 6.

     6.2   DELIVERIES BY COMPANY
           ---------------------

          A. Company shall deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Fourth Amendment Effective Date:

          (i) an Officers' Certificate, in form and substance satisfactory to Administrative Agent, to the effect that the representations and warranties in Section 5 of the Credit Agreement and in the Collateral Documents are true, correct and complete in all material respects on and as of the Fourth Amendment Effective Date (after giving effect to the provisions of Sections 1, 2, 3, 4 and 5 of this Amendment) to the same extent as though made on and as of that date (or, to the extent such representations and warranties specifically relate to an earlier date, that such representations and warranties were true, correct and complete in all material respects on and as of such earlier date), that no Event of Default or Potential Event of Default has occurred and is continuing and that Company and its Subsidiaries have performed in all material respects all agreements and satisfied all conditions that the Credit Agreement, the Collateral Documents and the Third Amendment (after giving effect to the provisions of Sections 1, 2, 3, 4 and 5 of this Amendment) provide shall be performed or satisfied by them on or before the Fourth Amendment Effective Date;

          (ii) executed copies of this Amendment; and

          (iii) such other documents as Administrative Agent shall reasonably request.

     6.3   COMPLETION OF PROCEEDINGS
           -------------------------

          On or before the Fourth Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

SECTION 7.   COMPANY'S REPRESENTATIONS AND WARRANTIES

     7.1   REPRESENTATIONS AND WARRANTIES
           ------------------------------

          In order to induce Lenders to enter into this Amendment and to amend the Second Amendment and the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

          A. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement, as amended by this Amendment (the "AMENDED AGREEMENT").

          B. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

          C. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the constituent documents of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries except as contemplated by the terms of the Amended Agreement, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

          D. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

          E. This Amendment and the Amended Agreement have been duly executed and delivered by Company and are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          F. The representations and warranties contained in Section 5 of the Credit Agreement and in the Collateral Documents are and will be true, correct and complete in all material respects on and as of the Fourth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          G. After giving effect to the provisions of this Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

SECTION 8.   MISCELLANEOUS

     8.1 REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS
           --------------------------------------------------------

          A. On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

          B. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          C. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

     8.2   FEES AND EXPENSES
           -----------------

          Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

     8.3   HEADINGS
           --------

          Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     8.4   APPLICABLE LAW
           --------------

          THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

     8.5   COUNTERPARTS; EFFECTIVENESS
           ---------------------------

          This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Sections 1, 2, 3, 4 and 5 hereof, the effectiveness of which is governed by
Section 6 hereof) shall become effective upon the execution of a counterpart hereof by Company and Requisite Lenders and an acknowledgment hereof by each of the Subsidiary Guarantors and each of Company's other Subsidiaries and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                        [Signature pages to follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                  COMPANY:

                                  LOEWS CINEPLEX ENTERTAINMENT
                                  CORPORATION


                                  By: /s/ John C. McBride, Jr.
                                     ------------------------------------
                                     Name:  John C. McBride, Jr.
                                     Title: Senior Vice President and
                                              General Counsel

                                  LENDERS:


                                  BANKERS TRUST COMPANY,

                                  as Administrative Agent, Co-Syndication
                                  Agent and as a Lender


                                  By: /s/ Gregory P. Shefrin
                                     ------------------------------------
                                     Name:  Gregory P. Shefrin
                                     Title: Director


                                  CREDIT SUISSE FIRST BOSTON,

                                  as a Co-Syndication Agent and as a Lender


                                  By: /s/ Carol Flaton
                                     ------------------------------------
                                     Name:  Carol Flaton
                                     Title: Director


                                  By: /s/ Jan Kofol
                                     ------------------------------------
                                     Name:  Jan Kofol
                                     Title: Director


                                  BANK OF AMERICA, N.A.,

                                  as a Co-Syndication Agent and as a Lender


                                  By: /s/ Clara Yang Strand
                                     ------------------------------------
                                     Name:  Clara Yang Strand
                                     Title: Managing Director


                                  THE BANK OF NEW YORK,

                                  as a Co-Syndication Agent and as a Lender


                                  By: /s/ Richard P. Hebner
                                     ------------------------------------
                                     Name:  Richard P. Hebner
                                     Title: V.P.


                                  ABN AMRO BANK N.V.


                                  By:
                                     ------------------------------------
                                     Name:
                                     Title:


                                  THE BANK OF NOVA SCOTIA


                                  By:
                                     ------------------------------------
                                     Name:
                                     Title:


                                  THE BANK OF TOKYO MITSUBISHI TRUST


                                  By:
                                     ------------------------------------
                                     Name:
                                     Title:


                                  BARCLAYS BANK PLC


                                  By: /s/ Edward G. Hamway, Jr.
                                     ------------------------------------
                                     Name:  Edward G. Hamway, Jr.
                                     Title: Director


                                  CREDIT INDUSTRIEL ET
                                  COMMERCIAL


                                  By: /s/ Anthony Rock
                                     ------------------------------------
                                     Name:  Anthony Rock
                                     Title: Vice President

                                  By: /s/ Marcus Edward
                                     ------------------------------------
                                     Name:  Marcus Edward
                                     Title: Vice President


                                  THE DAI-ICHI KANGYO BANK, LTD.


                                  By:
                                     ------------------------------------
                                     Name:
                                     Title:


                                  ERSTE BANK DER
                                  OESTERREICHISCHEN SPARKASSEN AG


                                  By: /s/ John S. Runnion
                                     ------------------------------------
                                     Name:  John S. Runnion
                                     Title: First Vice President
                                            Erste Bank New York Branch


                                  By: /s/ Arcinee Hovanessian
                                     ------------------------------------
                                     Name:  Arcinee Hovanessian
                                     Title: Vice President
                                            Erste Bank New York Branch


                                  FLEET NATIONAL BANK


                                  By:
                                     ------------------------------------
                                     Name:
                                     Title:


                                  THE FUJI BANK, LIMITED - NEW YORK BRANCH


                                  By:
                                     ------------------------------------
                                     Name:
                                     Title:


                                  THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                  By:
                                     ------------------------------------
                                     Name:
                                     Title:


                                  SALOMON BROTHERS HOLDING
                                  COMPANY INCORPORATED


                                  By:
                                     ------------------------------------
                                     Name:
                                     Title:


                                  SUMMIT BANK


                                  By: /s/ Kevin M. Behan
                                     ------------------------------------
                                     Name:  Kevin M. Behan
                                     Title: Vice President


                                  THE MITSUBISHI TRUST AND BANKING
                                  CORPORATION


                                  By:
                                     ------------------------------------
                                     Name:
                                     Title:


                                  BANK LEUMI USA


                                  By:
                                     ------------------------------------
                                     Name:
                                     Title:


                                  GENERAL ELECTRIC CAPITAL CORPORATION


                                  By: /s/ W. Jerome McDermott
                                     ------------------------------------
                                     Name:  W. Jerome McDermott
                                     Title: Duly Authorized Signatory


                                  PNC BANK, NATIONAL ASSOCATION


                                  By:
                                     ------------------------------------
                                     Name:
                                     Title:


                                  STB DELAWARE FUNDING TRUST I


                                  By:
                                     ------------------------------------
                                     Name:
                                     Title:


                                  NATEXIS BANQUE POPULAIRES


                                  By:
                                     ------------------------------------
                                     Name:
                                     Title:


                                  By:
                                     ------------------------------------
                                     Name:
                                     Title:

                             ACKNOWLEDGMENT OF
          FOURTH AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT

          Each of the undersigned, as (i) a Guarantor under that certain Subsidiary Guaranty dated as of May 14, 1998, with additional counterparts thereof executed by certain of the undersigned on February 28, 2000 and September 15, 2000 (the "GUARANTY") in favor of Bankers Trust Company ("BTCO") as agent for the benefit of Lenders (as defined therein), any Interest Rate Exchangers (as defined therein), and, subject to subsection
3.12 thereof, for the benefit of the other Beneficiaries (as defined therein), (ii) a Grantor under that certain Subsidiary Security Agreement dated as of May 14, 1998, with additional counterparts thereof executed by certain of the undersigned on February 28, 2000 and September 15, 2000 (the "SECURITY AGREEMENT") in favor of BTCo as agent for the benefit of Lenders (as defined therein) and any Interest Rate Exchangers (as defined therein),
(iii) a Pledgor under that certain Subsidiary Pledge Agreement dated as of May 14, 1998, with additional counterparts thereof executed by certain of the undersigned on February 28, 2000 and September 15, 2000 (the "PLEDGE AGREEMENT") in favor of BTCo as agent for the benefit of Lenders (as defined therein) and any Interest Rate Exchangers (as defined therein) and
(iv) a Grantor under that certain Subsidiary Trademark Security Agreement dated as of May 14, 1998, with additional counterparts thereof executed by certain of the undersigned on February 28, 2000 and September 15, 2000 (the "TRADEMARK SECURITY AGREEMENT") in favor of BTCo as agent for the benefit of the Lenders (as defined therein) and any Interest Rate Exchangers (as defined therein), hereby acknowledges that it has read this Fourth Amendment and Limited Waiver to Credit Agreement (this "AGREEMENT") and consents to the terms thereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Agreement, the obligations of the undersigned under the Guaranty, the Security Agreement, the Pledge Agreement and the Trademark Security Agreement shall not be impaired or affected and each of the Guaranty, the Security Agreement, the Pledge Agreement and the Trademark Security Agreement is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

                              71ST & 3RD AVE. CORP.
                              ANDY CANDY CO., INC.
                              BEAVER VALLEY CINEMAS, INC.
                              BERKELEY CINEMA CORP.
                              BRICK PLAZA CINEMAS, INC.
                              BRICKTOWN PICTURE CORP.
                              CAMPUS CINEMAS, INC.
                              CASTLE THEATRE CORP.
                              CINNAMINSON THEATRE CORP.
                              CINE WEST, INC.
                              CINEMA DEVELOPMENT CORPORATION
                              CINEMA INVESTMENTS, INC.
                              CINEMA 275 EAST, INC.
                              CIRCLE TWIN CINEMA CORP.
                              CITYPLACE CINEMAS, INC.
                              COLLEGE THEATRE CORP.
                              COLORADO CINEMAS, INC.
                              CONTINENT CINEMAS, INC.
                              CRESCENT ADVERTISING CORPORATION
                              CRESTWOOD CINEMAS, INC.
                              CROFTON QUAD CORPORATION
                              D.H. GARFIELD ADVERTISING AGENCY, INC.
                              DISTRICT AMUSEMENT CORPORATION
                              DOWNSTATE THEATRE CORPORATION
                              EAST WINDSOR PICTURE CORP.
                              EATONTOWN THEATRE CORP.
                              ETON AMUSEMENT CORPORATION
                              FALL RIVER CINEMA, INC.
                              FLAT WOODS THEATER CORPORATION
                              FORTY-SECOND STREET CINEMAS, INC.
                              FOUNTAIN CINEMAS, INC.
                              FREEHOLD CINEMA CENTER, INC.
                              FREEHOLD PICTURE CORP.
                              GERARD THEATRE CORPORATION
                              H&M CINEMA CORPORATION
                              HAWTHORNE AMUSEMENT CORPORATION
                              HINSDALE AMUSEMENT CORPORATION
                              I-75 THEATRES, INC.
                              J-TOWN CINEMAS, INC.
                              KIPS BAY CINEMAS, INC.
                              LANCE THEATRE CORPORATION
                              LEXINGTON MALL CINEMAS CORPORATION
                              LEXINGTON NORTH PARK CINEMAS, INC.
                              LEXINGTON SOUTH PARK CINEMAS, INC.
                              LIBERTY TREE CINEMA CORP.
                              LOEWS 34TH ST. SHOWPLACE CINEMAS, INC.
                              LOEWS AKRON CINEMAS, INC.
                              LOEWS ARLINGTON CINEMAS, INC.
                              LOEWS ARLINGTON WEST CINEMAS, INC.
                              LOEWS ASTOR PLAZA, INC.
                              LOEWS BALTIMORE CINEMAS, INC.
                              LOEWS BAY TERRACE CINEMAS, INC.
                              LOEWS BEREA CINEMAS, INC.
                              LOEWS BOULEVARD CINEMAS, INC.
                              LOEWS BRISTOL CINEMAS, INC.
                              LOEWS BROADWAY CINEMAS, INC.
                              LOEWS BROOKFIELD CINEMAS, INC.
                              LOEWS BURLINGTON CINEMAS, INC.
                              LOEWS CALIFORNIA THEATRES, INC.
                              LOEWS CEDAR CINEMAS, INC.
                              LOEWS CENTERPARK CINEMAS, INC.
                              LOEWS CENTURY MALL CINEMAS, INC.
                              LOEWS CHERI CINEMAS, INC.
                              LOEWS CHERRY TREE MALL CINEMAS, INC.
                              LOEWS CHICAGO CINEMAS, INC.
                              LOEWS CHISHOLM PLACE CINEMAS, INC.
                              LOEWS CINEMAS ADVERTISING, INC.
                              LOEWS CINEPLEX INTERNATIONAL HOLDINGS, INC.
                              LOEWS CLARKSVILLE CINEMAS, INC.
                              LOEWS CONNECTICUT CINEMAS, INC.
                              LOEWS CORAL SPRING CINEMAS, INC.
                              LOEWS CRYSTAL RUN CINEMAS, INC.
                              LOEWS DEAUVILLE GULF CINEMAS, INC.
                              LOEWS DEAUVILLE KINGWOOD CINEMAS, INC.
                              LOEWS DEAUVILLE NORTH CINEMAS, INC.
                              LOEWS DEAUVILLE SOUTHWEST CINEMAS, INC.
                              LOEWS DEWITT CINEMAS, INC.
                              LOEWS EAST VILLAGE CINEMAS, INC.
                              LOEWS EAST HANOVER CINEMAS, INC.
                              LOEWS ELMWOOD CINEMAS, INC.
                              LOEWS EXHIBITION RIDE INC.
                              LOEWS FINE ARTS CINEMAS, INC.
                              LOEWS FORT WORTH CINEMAS, INC.
                              LOEWS FREEHOLD MALL CINEMAS, INC.
                              LOEWS FRESH POND CINEMAS, INC.
                              LOEWS FRONT STREET CINEMAS, INC.
                              LOEWS FUQUA PARK CINEMAS, INC.
                              LOEWS GREECE CINEMAS, INC.
                              LOEWS GREENWICH CINEMAS, INC.
                              LOEWS GREENWOOD CINEMAS, INC.
                              LOEWS HARMON COVE CINEMAS, INC.
                              LOEWS-HARTZ MUSIC MAKERS THEATRES, INC.
                              LOEWS HOLIDAY CINEMAS, INC.
                              LOEWS HOUSTON CINEMAS, INC.
                              LOEWS I-45 CINEMAS, INC.
                              LOEWS INDIANA CINEMAS, INC.
                              LOEWS KENTUCKY CINEMAS, INC.
                              LOEWS LAFAYETTE CINEMAS, INC.
                              LOEWS LEVITTOWN CINEMAS, INC.
                              LOEWS LINCOLN PLAZA CINEMAS, INC.
                              LOEWS LINCOLN THEATRE HOLDING CORP.
                              LOEWS LOUISVILLE CINEMAS, INC.
                              LOEWS MEADOWLAND CINEMAS, INC.
                              LOEWS MEADOWLAND CINEMAS 8, INC.
                              LOEWS MEMORIAL CITY CINEMAS, INC.
                              LOEWS MERRILLVILLE CINEMAS, INC.
                              LOEWS MOHAWK MALL CINEMAS, INC.
                              LOEWS MONROE CINEMA, INC.
                              LOEWS MONTGOMERY CINEMAS, INC.
                              LOEWS MOUNTAINSIDE CINEMAS, INC.
                              LOEWS NEW JERSEY CINEMAS, INC.
                              LOEWS NEWARK CINEMAS, INC.
                              LOEWS NORGATE CINEMAS, INC.
                              LOEWS NORWALK CINEMAS, INC.
                              LOEWS OPERATIONAL RIDE THEATERS INC.
                              LOEWS ORLAND PARK CINEMAS, INC.
                              LOEWS ORPHEUM CINEMAS, INC.
                              LOEWS PALISADES CENTER CINEMAS, INC.
                              LOEWS PARADISE CINEMAS, INC.
                              LOEWS PARK CENTRAL CINEMAS, INC.
                              LOEWS PEMBROKE PINES CINEMAS, INC.
                              LOEWS PENTAGON CITY CINEMAS, INC.
                              LOEWS PIPER'S THEATRES, INC.
                              LOEWS PITTSFORD CINEMAS, INC.
                              LOEWS POST CINEMAS, INC.
                              LOEWS PRESTON PARK CINEMAS, INC.
                              LOEWS RICHMOND MALL CINEMAS, INC.
                              LOEWS RIDGEFELD PARK CINEMAS, INC.
                              LOEWS ROLLING MEADOWS CINEMAS, INC.
                              LOEWS ROOSEVELT FIELD CINEMAS, INC.
                              LOEWS SAKS CINEMAS, INC.
                              LOEWS SHOWBOAT CINEMAS, INC.
                              LOEWS SOUTH SHORE CINEMAS, INC.
                              LOEWS SOUTHLAND CINEMAS, INC.
                              LOEWS STONYBROOK CINEMAS, INC.
                              LOEWS THEATRE MANAGEMENT CORP.
                              LOEWS THEATRES CLEARING CORP.
                              LOEWS TOMS RIVER CINEMAS, INC.
                              LOEWS TOWNE CINEMAS, INC.
                              LOEWS TRYLON THEATRE, INC.
                              LOEWS USA CINEMAS INC.
                              LOEWS VESTAL CINEMAS, INC.
                              LOEWS WASHINGTON CINEMAS, INC.
                              LOEWS WEST CINEMAS, INC.
                              LOEWS WEST LONG BRANCH CINEMAS, INC.
                              LOEWS WESTERVILLE CINEMAS, INC.
                              LOEWS WESTPORT CINEMAS, INC.
                              LOEWS WILLISTON CINEMAS, INC.
                              LOEWS WORLDGATE CINEMAS, INC.
                              LOEWS YORKTOWN CINEMAS, INC.
                              LTM NEW YORK, INC.
                              MALL PICTURE CORP.
                              MASSACHUSETTS CINEMA CORP.
                              MICKEY AMUSEMENTS, INC.
                              MID-STATES THEATRES, INC.
                              MIDCIN INC.
                              MIDDLEBROOK THEATRE CORPORATION
                              MIDSTATE THEATRE CORP.
                              MIDTOWN CINEMA, INC.
                              MINNESOTA CINEMAS, INC.
                              MONTCLAIR CINEMAS, INC.
                              MOVIEHOUSE CINEMAS, INC.
                              MUSIC MAKERS THEATRES, INC.
                              NEW BRUNSWICK CINEMAS, INC.
                              NICKELODEON BOSTON, INC.
                              NORTHERN NEW ENGLAND THEATRES, INC.
                              NORTH VERSAILLES CINEMAS, INC.
                              NUTMEG THEATRE CIRCUIT, INC.
                              OXMOOR CINEMAS, INC.
                              PARAMAY PICTURE CORP.
                              PARKCHESTER AMUSEMENT CORPORATION
                              PARSIPPANY THEATRE CORP.
                              PLAINVILLE CINEMAS, INC.
                              PLAZA CINEMAS, INC.
                              POLI-NEW ENGLAND THEATRES, INC.
                              PUTNAM THEATRICAL CORPORATION
                              QUAD CINEMA CORP.
                              RACELAND CINEMAS, INC.
                              RED BANK THEATRE CORPORATION
                              ROCHESTER HILLS STAR THEATRES, INC.
                              S&J THEATRES INC.
                              SACK THEATRES, INC.
                              SALEM MALL THEATRE, INC.
                              STAR THEATRES, INC.
                              STAR THEATRES OF MICHIGAN, INC.
                              STROUD MALL CINEMAS, INC.
                              SYCAMORE THEATRE, INC.
                              TALENT BOOKING AGENCY, INC.
                              TAYLOR STAR THEATRES, INC.
                              THEATRE HOLDINGS, INC.
                              THI HOLDINGS, INC.
                              THIRTY-FOURTH STREET CINEMAS, INC.
                              TIMES THEATRES CORPORATION
                              TOMS RIVER THEATRE CORP.
                              TOWNE CENTER CINEMAS, INC.
                              TRI-COUNTY CINEMAS, INC.
                              TRI-SON SUPPLY CORP.
                              TRIANGLE THEATRE CORP.
                              U.S.A. CINEMAS, INC.
                              VILLAGE CINEMAS, INC.
                              WEBSTER CHICAGO CINEMAS, INC.
                              WESTCHESTER CINEMAS, INC.
                              WESTLAND CINEMAS, INC.
                              WHITE MARSH CINEMAS, INC.
                              WOODRIDGE CINEMAS, INC.
                              C.O.H. ENTERTAINMENT, INC.
                              CINEPLEX ODEON FILMS, INC.
                              CINEPLEX ODEON FILMS INTERNATIONAL, INC.
                              PLITT SOUTHERN THEATRES, INC.
                              PLITT THEATRES, INC.
                              RKO CENTURY WARNER THEATRES, INC.
                              SEDGWICK MUSIC COMPANY
                              THE WALTER READE ORGANIZATION, INC.
                              ILLINOIS CINEMAS, INC.
                              METHUEN CINEMAS, INC.
                              NORTH STAR CINEMAS, INC.
                              ROSEMONT CINEMAS, INC.
                              WOODFIELD CINEMAS, INC.
                              LOEWS CITYWALK THEATRE CORPORATION
                              BOSTON CINEMAS, INC.
                              SOUTH HOLLAND CINEMAS, INC.
                              LTM TURKISH HOLDINGS, INC.
                              SPRINGFIELD CINEMAS, INC.
                              SKOKIE CINEMAS, INC.
                              SEATTLE CINEMAS, INC.
                              LONG ISLAND CINEMAS, INC.

                              By:  /s/ John C. McBride, Jr.
                                  ------------------------------------
                                  Name:   John C. McBride, Jr.
                                  Title:  Senior Vice President and General
                                          Counsel of each of the foregoing

                              DOWNTOWN BOSTON CINEMAS, LLC
                              LOEWS PLAINVILLE CINEMAS, LLC
                              LOEWS NORTH VERSAILLES CINEMAS,
                              LLC RICHMOND MALL CINEMAS, LLC
                              LEWISVILLE CINEMAS, LLC METHUEN
                              CINEMAS, LLC OHIO CINEMAS, LLC
                              SPRINGFIELD CINEMAS, LLC LOEWS
                              GARDEN STATE CINEMAS, LLC
                              GATEWAY CINEMAS, LLC WATERFRONT
                              CINEMAS, LLC

                              By: Plitt Theatres, Inc., sole member of each of the foregoing

                                    By:  /s/ John C. McBride, Jr.
                                        ------------------------------------
                                        Name:  John C. McBride, Jr.
                                        Title: Senior Vice President and
                                               General Counsel